Welcome to The Cincinnati Insurance Companies' 2004 Sales Meeting Omni Charlottesville Hotel Charlottesville, VA Monday, February 9, 2004 Example: State-specific data used at each presentation.

2003 In Review... Congratulations! J.F. Scherer Sr. Vice President Sales & Marketing

Outperform in 2003 and Beyond Generate strong growth and above-average profitability by leveraging regional franchise and proven agency-centered business strategy Obtain strong investment income growth and capital appreciation through equity-focused investment strategy Maintain financial strength

Opportunities for Continued Steady Growth Property Casualty Premiums Room to grow in marketplace Continue to subdivide territories to improve service Increase penetration of each agency's business Selectively appoint new agencies 1998 1999 2000 2001 2002 2003 Cincinnati 0.058 0.079 0.152 0.13 0.14 0.118 Estimated Industry (A.M. Best) 0.018 0.019 0.044 0.081 0.157 0.102 See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information. Net Written Premium Growth

New Business All Lines 1999 2000 2001 2002 2003 210.317 275.442 271.557 317.317 328 In millions

Mix of Business-Balance 2003 Net Earned Premium Life Homeowner Other Other Liability Commercial Multi-Peril Commercial Auto Workers' Comp Personal Auto 0.04 0.16 0.1 0.13 0.25 0.16 0.11 0.09 Commercial Lines 69% Property Casualty Personal Lines 27% Consolidated $2.749 Billion Property Casualty $2.653 Billion

Further Improvement Balancing Growth with Profitability Anticipate FY 2004 statutory combined ratio of approximately 94.5% Assumes catastrophe losses in 3% to 3.5% range Leverage local knowledge/underwriting Maintain low-cost structure 1998 1999 2000 2001 2002 2003 Estimated Industry (A.M. Best) 1.056 1.078 1.101 1.155 1.072 1.011 Cincinnati 1.042 1.004 1.099 1.036 0.996 0.955 Cincinnati--excluding catastrophes 0.981 0.979 1.072 1.005 0.96 0.919 See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information. Post-dividend statutory combined ratio

2003 Results -Virginia (Premiums in millions) Billed Written % Billed Premium Increase Loss Ratio New Business 2003 $116 10 75 $12 2002 105 14 65 13 2001 92 17 70 11 2000 78 9 74 11 1999 72 7 70 9 Example: State-specific data used at each presentation.

2003 Results -West Virginia (Premiums in millions) Billed Written % Billed Premium Increase Loss Ratio New Business 2003 $19 8 86 $2 2002 17 19 103 2 2001 14 19 82 2 2000 12 11 93 2 1999 11 17 93 2 Example: State-specific data used at each presentation.

2003 Results - North Carolina (Premiums in millions) Billed Written % Billed Premium Increase Loss Ratio New Business 2003 $106 14 50 $15 2002 93 14 63 13 2001 81 14 58 12 2000 71 17 68 12 1999 60 11 85 10 Example: State-specific data used at each presentation.

2003 Results - South Carolina (Premiums in millions) Billed Written % Billed Premium Increase Loss Ratio New Business 2003 $27 4 53 $4 2002 26 25 85 5 2001 21 12 53 3 2000 19 17 76 3 1999 16 9 77 3 Example: State-specific data used at each presentation.

2003 Results -Tennessee (Premiums in millions) Billed Written % Billed Premium Increase Loss Ratio New Business 2003 $81 22 77 $13 2002 67 16 81 9 2001 58 11 73 7 2000 52 11 74 8 1999 47 10 76 8 Example: State-specific data used at each presentation.

2003 Results - Alabama (Premiums in millions) Billed Written % Billed Premium Increase Loss Ratio New Business 2003 $79 9 70 $9 2002 72 8 55 8 2001 67 8 83 6 2000 62 4 84 5 1999 60 2 69 5 Example: State-specific data used at each presentation.

Potential in the Marketplace 2002 Statutory Direct Written Premiums (Dollars in millions) Cincinnati Total P/C Industry Cincinnati Market Penetration Ohio $651 $16,882 3.9% Illinois 280 19,058 1.5 Indiana 221 8,802 2.5 Pennsylvania 156 16,807 0.9 Michigan 157 14,840 1.1 Georgia 161 10,764 1.5 All States $2,894 $247,359 1.2

Earning Your Business Subdividing Territories, Adding Local Staff 87 territories at year-end 2003 from 70 at year-end 1998 Considering six new territories for 2004 1,093 local marketing, claims and other staff from 860 five years ago 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Commercial Premiums Written 14.958 14.569 14.729 15.03 14.494 14.765 15.886 17.335 19.975 21.565 23.1 Territories 51 56 60 63 68 70 70 74 76 83 87 Dollars in millions Commercial Premiums per Territory

Successful Agencies Agency Direct Written Premiums (Dollars in millions) 2001 2002 Agency Relationships 960 952 Cincinnati $2,135 $2,449 Total Agency P/C $11,585 $13,263 Cincinnati Agency Penetration 18.4% 18.0%

Selectively Appoint New Agencies Tap growth opportunities within existing states Familiar turf Maintain franchise value Investigate stagnant areas 28 new agency relationships in 2003 150 appointments projected 2004-2006

Maintain Financial Strength Property casualty surplus ratio of 1.01-to-1(12/31/03) vs. industry average 1.3-to-1 (9/30/03) Only 1.9% of property casualty insurers rated A++ by A.M. Best Senior Debentures Property Casualty Life A.M. Best Aa A++ A+ Fitch A+ AA AA Moody's A2 Aa3 -- S&P A+ AA- AA-

....Other Contributions to the Cause Loss Control Education & Training

Loss Control A Valuable Member of Your Agency Team Customer Service -offer consultative service at no charge Relationship Focus - fosters client relationships through a non-adversarial approach Service Authority - lets you decide if, when, who and how service is delivered and stay in the service loop, start to finish No Premium Limits - gives you the opportunity to target service to clients that truly want and need it Risk Evaluation - helps you assess new and existing clients Technical Assistance - helps you prepare for prospecting new accounts Education - enhances your loss control knowledge base

What Agents Are Saying... "Thank you for the quality job you are doing for our respective clients. You do a great job of keeping everyone informed on all issues regarding loss control. This really helps solidify our client relationship." "I wanted you to know that when I presented a renewal a few weeks ago, I was able to obtain a very competitive price from another carrier, but the insured said "CIC's loss control consultant is worth $5,000 to us."

Continuing Education Workshops Contractors Liability Advanced Property Insurance to Value Agents Your summer interns

Outperform in 2003 and Beyond 2004 Generate strong growth and above-average profitability by leveraging regional franchise and proven agency-centered business strategy Obtain strong investment income growth and capital appreciation through equity-focused investment strategy Maintain financial strength ^

Corporate Overview Jack Schiff, Jr., CPCU President and CEO

Bond & Executive Risk Dan McCurdy Sr. Vice President

Products Bond Contract Surety Commercial Surety Executive Risk Directors & Officers Liability Employment Practices Liability Trustee & Fiduciary Liability Trustee Department Errors & Omissions Financial Institution Bonds Kidnap & Ransom Fidelity Bonds (monoline)

Net Underwriting Results 2003 Growth Loss Ratio Bond 17.3% 1.7 Executive Risk 19.5% 29.9 Total 18.9% 22.4

Bond Bond Contract Surety Commercial Surety

Bond Field Representatives Atlanta GA & s/e TN Charlotte NC & SC Chicago & n IL & WI Cleveland n/e OH Harrisburg PA & MD Kansas City KS, IA, MO, NE, n/w AR Louisville KY & w/c TN Richmond VA Rochester NY, NH & VT J J J J J J J J J

Virginia & Eastern West Virginia Chris Rittenhouse 16 years experience Example: State-specific data used at each presentation.

North & South Carolina Jim Stires 24 years experience Example: State-specific data used at each presentation.

Tennessee-Kentucky Randy Deskins, AFSB 25 years experience Example: State-specific data used at each presentation.

Commercial Surety Dedicated staff Excellent service Flexible rates

CinciBond Web based Will automate processing of new business and renewals Forms library Will combine Applications Power of Attorney Reports of Execution

Executive Risk Directors & Officers Liability Employment Practices Liability Trustee & Fiduciary Liability Trust Department Errors & Omissions Financial Institution Bonds Kidnap & Ransom Fidelity (monoline)

Blue Chip Policy For Profit Publicly traded Privately held Financial institutions Health care

Non-Profit Organization Blue Chip Liability Policy Current Program One Insuring Agreement Shared limit of liability for enhancement endorsement Separate applications for enhancement endorsements Cancellation under any condition Does not include spousal liability 2004 Program Three Insuring Agreements Separate limit of liability for each Insuring Agreement One BCP non-profit application for all Insuring Agreements Non-cancelable except for non- payment of premium Includes spousal liability

2002 Claims Distribution by Ownership Type Privately Held Publicly Traded Non-Profit Employees 56% 22% 89% Customers & Clients 14 7 4 Competitors 3 6 3 Shareholders 23 58 1 Governments 1 2 0 Other Third Parties 3 5 3 Source: Tillinghast Towers-Perrin Source: Tillinghast Towers-Perrin Source: Tillinghast Towers-Perrin Source: Tillinghast Towers-Perrin

Why Cincinnati? Experience Competitive forms Competitive terms Competitive rates Best rating A++ Profit sharing

Claims Lessons Learned Fidelity & Surety Chuck Armentrout Assistant Vice President Executive Risk & Bond Claims

Bond Claims Proactive handling Realistic reserves Hands-on approach

Employee Dishonesty Coverage Professional protection for agents May be used to satisfy ERISA requirements Benefits all employers Available in packages Value-added protection

It's Been Proven Dishonest employees caused 6% of lost 2002 revenues Small businesses are most vulnerable 80% of losses involved asset misappropriation 90% involved cash Average losses One dishonest employee - $60,000 Dishonest managers or executives - $250,000 Employees and managers in collusion - $500,000 Losses by perpetrators older than 60 are 27 times higher than losses caused by employees 25 and younger Average scheme ran 18 months before detected

Prevention Criminal background checks Anonymous reporting mechanisms Internal auditing department Outside accounting Mandatory vacations Separate responsibilities

Personal Lines Larry Plum, CPCU Sr. Vice President President, The Cincinnati Casualty Company

Opportunities for Personal Lines Diamond CEO Profit & Growth

Personal Lines Net Underwriting Results Loss Ratio Loss Ratio LAE Ratio LAE Ratio Loss and LAE Ratio Loss and LAE Ratio 2003 2002 2003 2002 2003 2002 Auto 63.0 59.9 8.1 7.7 71.1 67.6 Homeowner 82.1 88.6 10.6 10.0 92.7 98.6 Homeowner ex cats 62.2 68.3 10.6 10.0 72.8 78.3 Umbrella 90.0 158.9 12.0 11.9 102.0 170.8 Total 68.8 71.0 8.8 8.7 77.6 79.7 2003 Net Written Premium $784 million

Cincinnati Life Update Dave Popplewell, FALU, LLIF President & COO The Cincinnati Life Insurance Company

Service... And People Make the Difference

Agency Education & Training Product & Service seminars Life software training Advanced Market Forums Agent Round Table meetings New Agent school

Agency Marketing & Sales Joint sales calls and presentations Cross-serving programs Investments Bond Leasing Headquarters Claims Cross-serving incentives Premium Audit Commercial Lines Personal Lines

Agency Marketing & Sales Worksite Training Employer presentations Employee group meetings Enrollment assistance Guaranteed issue requests Account administration

Agency Advanced Sales Business valuation Estate planning Perpetuation planning Case development Attorneys Tapestry

Agency Development Recruiting Interviewing Testing Special financing Life development training allowance Consultation

Agency Support Product guides and sales brochures New and in-force illustrations Support documents Conservation of existing business

Agency Support Journey CinciLink i-Forms Virtual Sales Assistant Benefit access accounts

Underwriting Direct access to underwriter Online application status Impaired risk program "Lite" (tele-underwriting) application Preferred smoker class Rapid underwriting quotes Imaging/workflow management

Compensation Direct pay New business bonus Persistency bonus Contingency bonus President's Club Award programs

Commercial Lines Progress on All Fronts Tom Joseph, CPCU Sr. Vice President Commercial Lines

Topics Underwriting results Service Information Technology Terrorism and reinsurance

Commercial Lines Net Underwriting Results Year Earned Premium (in millions) Premium Growth Statutory Combined Ratio 2003 $1,908 11% 90.9 2002 1,723 19 96.8 2001 1,447 17 101.4 2000 1,233 13 114.6 1999 1,088 7 101.3 1998 1,020 NA 100.4

Commercial Automobile Net Underwriting Results Year Earned Premium (in millions) Loss Ratio LAE Ratio Loss and LAE Ratio 2003 $419 47.9 9.4 57.3 2002 383 58.0 9.5 67.5 2001 320 75.3 10.4 85.7 2000 265 108.0 12.4 120.4

Workers' Compensation Net Underwriting Results Year Earned Premium (in millions) Loss Ratio LAE Ratio Loss and LAE Ratio 2003 $293 69.6 10.9 80.5 2002 294 66.8 13.1 79.9 2001 252 69.5 11.2 80.7 2000 208 64.3 9.6 73.9

Multi-Peril Property and Casualty Net Underwriting Results Year Earned Premium (in millions) Loss Ratio LAE Ratio Loss and LAE Ratio 2003 $673 50.8 14.9 65.7 2002 607 56.0 13.5 69.5 2001 536 64.8 12.3 77.1 2000 463 60.8 14.6 75.4

Contractors' Results General Liability Year Loss and LAE Ratio 2003 70 2002 81 2001 79 2000 71

State-Specific Results

Service Adding to Staff Total Hourly Staff Total Salaried Staff 1993 213 173 1994 244 181 1995 284 197 1996 352 190 1997 321 250 1998 303 255 1999 313 254 2000 335 263 2001 367 296 2002 393 335 2003 419.5 385

Information Technology CinciPrint WinCPP e-CLAS iView

CinciPrint Includes all commercial and personal lines electronic applications and questionnaires Archiving Form-to-form transfer Forms can be saved as TIFF files

WinCPP

e-CLAS Web-based processing system Currently in development Single point of entry BOP is the first line to be deployed Eliminates need for BOP application Pilot later in 2004

iView

Wrap Up Terrorism Reinsurance

Thank You!

Claims Trends Bruce Fisher, CPCU, AIC Vice President Headquarters Claims

Top 10 Jury Verdicts of 2003 (Dollars in millions) $255 Breach of contract California 250 Asbestos Illinois 164 Exploding tire Texas 112 Medical malpractice New York 104 Pool pump Florida 100 Pool gate Florida 86 Insurance bad faith Arizona 71 Medical malpractice California 70 Breach of contract Texas 59 Personal injury New York

Claim Severity Average paid claim: 1999 $3,159 2000 $3,631 2001 $4,138 2002 $4,318 2003 $4,576 New claims in excess of $1 million: 2002 69 2003 69

Claims Management Field Claims Staffing 2004 743 2003 721 2002 692 2001 681 2000 663 Headquarters Claims Staffing 42 supervisors 20+ years experience 17 claims managers 32+ years experience

The Cincinnati Difference Prompt contact Face-to-face settlements Treat insureds and claimants the way we would like to be treated

The Cincinnati Difference Prompt contact Face-to-face settlements Treat insureds and claimants the way we would like to be treated

The Big Picture Scott Sheperd, Ph.D. Author, Speaker

Meeting Coordinator Norm Settle Sr. Vice President Administrative Services